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EXHIBIT 10.18

                               SECOND AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is entered into and effective as of June 19, 2003 (this "Amendment"), by and among OVERHILL FARMS, INC., a Nevada corporation (the "BORROWER"), OVERHILL L.C. VENTURES, INC., a California corporation ("OVERHILL VENTURES"), and PLEASANT STREET INVESTORS, LLC, a California limited liability company (the "LENDER").

                                 R E C I T A L S
                                 ---------------

         A. The Borrower, Overhill Ventures and the Lender are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 16, 2003 (as so amended, the "LOAN AGREEMENT"). Unless otherwise indicated, capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Loan Agreement.

         B. At the Borrower's request, the Lender has agreed to amend clause
(c)(iv) of Section 4.1 (Negative Covenants) of the Loan Agreement on the terms and conditions provided for herein.

                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. AMENDMENT TO LOAN AGREEMENT. Pursuant to Section 10.1 of the Loan Agreement, clause (c)(iv) of Section 4.1 (Negative Covenants) of the Loan Agreement is hereby amended to read in its entirety as follows:

                           (iv) trade accounts payable arising in the ordinary
                  course of business that are more than sixty (60) days past their due dates and do not exceed in the aggregate (x) at any time from the Effective Date to and including June 30, 2003 (during which period the Borrower shall have complied with the Trade Payables Reduction Plan), the amount of such trade accounts payable on the Effective Date (y) $1,650,000 at any time during the period commencing on July 1, 2003, and ending on the last day of the Borrower's fiscal year ending in September 2003, and (z) $200,000 at any time thereafter; PROVIDED, HOWEVER, that if during any of such periods the aggregate amount of any such trade accounts payable exceeds the applicable amount for such period at any one time, then the Borrower shall not be deemed to be in violation of this clause (iv) if the amount in excess of such applicable amount is being disputed or contested in good faith by appropriate proceedings in a commercially reasonable manner;"

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         2. CONFIRMATION; FULL FORCE AND EFFECT. The amendment set forth in
Section 1 above shall amend the Loan Agreement on and as of the date hereof, and the Loan Agreement shall remain in full force and effect, as amended thereby, from and after the date hereof in accordance with its terms. The Borrower hereby ratifies, approves and affirms in all respects each of the Loan Agreement, as amended hereby, the Notes, the Collateral Documents (including the Liens granted in favor of the Lender under the Collateral Documents) and each of the other Loan Documents, the terms and other provisions hereof and thereof and the Obligations due hereunder and thereunder.

         3. NO OTHER AMENDMENTS. This Amendment is being delivered without prejudice to the rights, remedies or powers of the Lender under or in connection with the Loan Agreement, the Notes, the Collateral Documents and the other Loan Documents, Applicable Laws or otherwise and, except as expressly provided in
Section 1 above, shall not constitute or be deemed to constitute an amendment or other modification of, or a supplement to, the Loan Agreement or any Loan Document or the obligations of the Borrower Parties thereunder. In addition, nothing contained in this Amendment is intended to constitute, or shall be construed as, a waiver of any breach, violation, Default or Event of Default, whether past, present or future, under the Loan Agreement, the Notes, the Collateral Documents or any other Loan Document, or a forbearance by the Lender of any of its rights, remedies or powers against the Borrower Parties (or any of them) or the Collateral. The Lender hereby expressly reserves all of its rights, powers and remedies under or in connection with the Loan Agreement, the Notes, the Collateral Documents and the other Loan Documents, whether at law or in equity, including, without limitation, the right to declare all Obligations to be due and payable.

         4. MISCELLANEOUS PROVISIONS.

                  (a) ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Amendment constitutes the entire understanding and agreement with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings with respect thereto. This Amendment shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns.

                  (b) GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF).


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                  (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile transmission, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

                        BORROWER
                        --------

                        OVERHILL FARMS, INC., a Nevada corporation


                        By:  /S/ JAMES RUDIS
                             ---------------------------------------------------
                             James Rudis
                             President and Chief Executive Officer


                        By:  /S/ JOHN STEINBRUN
                             ---------------------------------------------------
                             John Steinbrun
                             Senior Vice President and Chief Financial Officer

                        OVERHILL VENTURES
                        -----------------

                        OVERHILL L.C. VENTURES, INC., a California corporation


                        By:  /S/ JAMES RUDIS
                             ---------------------------------------------------
                             James Rudis
                             President


                        LENDER
                        ------

                          PLEASANT STREET INVESTORS, LLC, a California limited liability company

                          By:    Levine Leichtman Capital Partners, Inc., its
                                 Manager


                                By:  /S/ STEVEN E. HARTMAN
                                   -----------------------
                                          Steven E. Hartman
                                          Vice President


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